UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 14, 2004

1st CENTENNIAL BANCORP

(Exact name of registrant as specified in its charter)

California	000-29105	91-1995265
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

218 East State Street, Redlands, California	92373
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(909) 798-3611

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)	Resignation of Principal Executive Officer

On October 14, 2004, 1st Centennial Bancorp (“1st Centennial”) issued a news release in which it announced the resignation of Timothy P. Walbridge as President, Chief Executive Officer and a director of the Company and its wholly-owned subsidiary, 1st Centennial Bank. The release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

(c)	Appointment of Principal Executive Officer

On October 14, 2004, in the same news release, 1st Centennial announced the appointment of Thomas E. Vessey to serve as acting President and Chief Executive Officer of 1st Centennial and its subsidiary, 1st Centennial Bank, effective immediately. The release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: October 14, 2004	1st CENTENNIAL BANCORP

	By:	/s/ Beth Sanders
Beth Sanders
Chief Financial Officer
(Principal Accounting Officer, and officer authorized to sign on behalf of registrant)

EXHIBIT INDEX

Exhibit No.	Description	Page
99.1	Press release dated October 14, 2004, announcing change in President and Chief Executive Officer	5